                                  EXHIBIT 21
                        SUBSIDIARIES OF THE REGISTRANT

                        SUBSIDIARIES OF THE REGISTRANT
                        ------------------------------


                                                                         JURISDICTION OF ORGANIZATION
              NAME                                                             OR INCORPORATION
              ----                                                             ----------------
SEI Investments Distribution Company                                              Pennsylvania

SEI Investments Management Corporation                                            Delaware

SEI, Inc.                                                                         Canada (Federal)

SEI Capital Limited                                                               Canada (Federal)

SEI Investments Developments, Inc.                                                Delaware

SEI Investments Mutual Funds Services                                             Delaware

SEI Investments Fund Management                                                   Delaware

SEI Trust Company                                                                 Pennsylvania

SEI Funds, Inc.                                                                   Delaware

SEI Investments, Inc.                                                             Delaware

SEI Global Investments Corporation                                                Delaware

SEI Capital AG                                                                    Switzerland

SEI Investments Canada Company                                                    Canada (Federal)

SEI Advanced Capital Management, Inc.                                             Delaware

SEI Global Capital Investments, Inc.                                              Delaware

SEI Investments Global Management (Cayman) Inc.                                   Cayman Islands, B.W.I.

SEI Investments Global, Limited                                                   Ireland

Fund Resources International Limited                                              Ireland

SEI Investments Argentina, S. A.                                                  Argentina

SEI Global Holdings Inc.                                                          Cayman Islands, B.W.I.

Latinvest Sociedad de Bolsa, S. A.                                                Argentina

Quadrum, S. A.                                                                    Argentina

SEI Investments South Africa Limited                                              South Africa

SEI Primus Holdings                                                               Canada

SEI Investments Trustee & Custodial Services (Ireland) Limited                    Ireland

SEI Private Trust                                                                 Pennsylvania

SEI Venture Inc                                                 Delaware

SEI Investments de Mexico                                       Mexico

SEI Asset Korea                                                 South Korea

SEI Investments Europe Limited                                  United Kingdom

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